Exhibit 99.1

COMERICA REPORTS FIRST QUARTER 2003 EARNINGS

DETROIT/April 16, 2003 — Comerica Incorporated (NYSE: CMA) today reported first quarter 2003 earnings of $176 million, or $1.00 per diluted share, compared with $214 million, or $1.20 per diluted share, for the first quarter of 2002.

	1st Qtr '03	4th Qtr '02	1st Qtr '02

Diluted EPS	$1.00	$1.18	$1.20
Net Interest Income (in millions)	$511	$533	$540
Net Interest Margin	4.30%	4.41%	4.77%
Noninterest Income (in millions)	$220	$254	$208
Noninterest Expense (in millions)	$367	$373	$347
Net Income (in millions)	$176	$206	$214
Return on Equity	14.13%	16.86%	17.84%

“The economic and geopolitical environment continues to be characterized by uncertainty,” said Ralph W. Babb Jr., chairman, president and chief executive officer. “While challenging, we believe that improvements in loan growth and credit quality will parallel improvements in the economy, whenever the economy does begin to turn. We remain focused on our core strategy of relationship-based middle market lending, growing the Individual and Investment Banks to meet the needs of our small business and private banking customers, and enhancing our historically strong risk management process.”

Net Interest Income
Net interest income was $511 million for the first quarter 2003, compared to $533 million for the fourth quarter 2002 and $540 million for the first quarter 2002. Average earning assets of $48.3 billion for the first quarter 2003 were virtually unchanged from the previous quarter as the growth in average commercial loans ($730 million) was offset by decreases in both average investment securities available for sale ($453 million) and average short-term investments ($251 million).

Net interest income decreased $22 million, or four percent, from the fourth quarter 2002 as a result of the 11-basis-point decline in the net interest margin. This margin decline was primarily due to the ongoing restructuring of the investment portfolio, a narrowing of commercial loan spreads and a competitive deposit rate environment during a period of decreasing interest rates.

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COMERICA REPORTS FIRST QUARTER 2003 EARNINGS – 2

Noninterest Income
Noninterest income was $220 million for the first quarter 2003, compared with $254 million for the fourth quarter 2002 and $208 million for the first quarter 2002. Noninterest income decreased $34 million, or 13 percent, from the fourth quarter 2002, and included a gain of $13 million ($9 million after-tax, or $0.05 per diluted share) from the sale of securities, a $6 million ($4 million after-tax, or $0.02 per diluted share) net write-down of venture capital and private equity investments and $6 million ($4 million after-tax, or $0.02 per diluted share) of cash flow hedge ineffectiveness income related to ongoing risk management activities. Noninterest income in the fourth quarter of 2002 included a net gain of $57 million ($37 million after-tax, or $0.21 per diluted share) from the sale of securities and a $5 million ($3 million after-tax, or $0.02 per diluted share) loss on the disposal of loans held for sale.

Noninterest Expenses
Noninterest expenses were $367 million for the first quarter 2003, compared with $373 million for the fourth quarter 2002 and $347 million for the first quarter 2002. Noninterest expenses decreased $6 million, or two percent, from the fourth quarter 2002.

Credit Quality

	1st Qtr '03	4th Qtr '02	1st Qtr '02

Net Charge-offs (in millions)	$96	$82	$60
Net Charge-offs/Average Total Loans	0.88%	0.76%	0.58%
Loan Loss Provision (in millions)	$106	$115	$75
Nonperforming Assets (NPAs) (in millions)	$641	$579	$667
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	1.51%	1.37%	1.64%
Allowance for Loan Losses (in millions)	$801	$791	$652
Allowance for Loan Losses/Total Loans	1.88%	1.87%	1.60%
Allowance for Credit Losses on Lending-related Commitments (in millions)*	$34	$35	$18

*     Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

The composition of the first quarter 2003 net charge-offs was similar to the prior quarter and was reflective of the geographic markets and industries served. During the quarter, transfers to nonperforming loans brought nonperforming assets to $641 million at March 31, 2003, an increase of $62 million from December 31, 2002. Comerica increased its allowance for loan losses in the first quarter 2003 by $10 million from the fourth quarter of 2002 because of the effects of the continued weak economy on our lending customers.

Balance Sheet and Capital Management
Total assets and common shareholders’ equity were $55.8 billion and $5.0 billion, respectively, at March 31, 2003, compared with $53.3 billion and $4.9 billion, respectively, at December 31, 2002. There were 175 million shares outstanding at March 31, 2003 and December 31, 2002. There were no shares repurchased in the open market during the first quarter of 2003. Comerica’s first quarter 2003 estimated tier 1 common, tier 1 and total risk-based capital ratios are 7.44 percent, 8.09 percent and 11.70 percent, respectively.

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COMERICA REPORTS FIRST QUARTER 2003 EARNINGS – 3

Outlook for 2003
Comerica’s outlook for the second quarter 2003 includes modest loan growth and a lower net interest margin, with credit quality remaining at levels similar to the first quarter 2003. Due to the unusual economic uncertainties, Comerica will not provide a full year earnings per share outlook.

Conference Call and Webcast
Comerica will host a conference call to review first quarter 2003 financial results at 8 a.m. ET Wednesday, April 16, 2003. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 9203074). The call and supplemental financial information can be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Wednesday, May 14, 2003. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 9203074). A replay of the Webcast can also be accessed at www.comerica.com.

Comerica Incorporated is a multi-state financial services provider headquartered in Detroit, with bank subsidiaries in Michigan, California, and Texas, banking operations in Florida, and businesses in several other states. Comerica has an investment services affiliate, Munder Capital Management, commercial banking operations in Canada and a commercial banking subsidiary in Mexico.

Forward-looking Statement
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of the Company’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties, such as changes in Comerica’s plans, objectives, expectations and intentions and do not purport to speak as of any other date. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are the impact of the war in Iraq, changes in the pace of an economic recovery, changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in industries in which Comerica has a concentration of loans, changes in political, economic and regulatory stability in countries where Comerica operates, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contacts:
Sharon R. McMurray	Helen L. Arsenault
(313) 222-4881	(313) 222-2840

Wayne J. Mielke	Judith M. Chavis
(313) 222-4732	(313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

	Three Months Ended

(in millions, except per share data)	March 31,	December 31,	March 31,
	2003	2002	2002

PER SHARE AND COMMON STOCK DATA
Diluted net income	$1.00	$1.18	$1.20
Cash dividends declared	0.50	0.48	0.48
Common shareholders’ equity (at period end)	28.56	28.31	27.21
Average diluted shares (in thousands)	175,643	175,613	178,488
KEY RATIOS
Return on average common shareholders’ equity	14.13%	16.86%	17.84%
Return on average assets	1.33	1.57	1.72
Average common shareholders’ equity as a percentage of average assets	9.44	9.33	9.63
Tier 1 common capital ratio (March 2003 estimated)	7.44	7.39	7.53
Tier 1 risk-based capital ratio (March 2003 estimated)	8.09	8.05	8.22
Total risk-based capital ratio (March 2003 estimated)	11.70	11.72	12.04
Leverage ratio (March 2003 estimated)	9.47	9.29	9.55
AVERAGE BALANCES
Commercial loans	$26,313	$25,805	$25,086
Real estate construction loans	3,558	3,400	3,279
Commercial mortgage loans	7,254	7,126	6,371
Residential mortgage loans	809	773	761
Consumer loans	1,534	1,531	1,483
Lease financing	1,290	1,275	1,208
International loans	2,760	2,839	3,053

Total loans	$43,518	$42,749	$41,241
Earning assets	48,278	48,213	45,901
Total assets	52,646	52,530	49,875
Interest-bearing deposits	27,550	26,617	25,149
Total interest-bearing liabilities	33,604	32,912	33,383
Noninterest-bearing deposits	13,288	14,004	10,824
Common shareholders’ equity	4,971	4,900	4,803
NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$512	$534	$541
Fully taxable equivalent adjustment	1	1	1
Net interest margin	4.30%	4.41%	4.77%
CREDIT QUALITY
Nonaccrual loans	$624	$565	$656
Other real estate	13	10	11
Nonaccrual debt securities	4	4	—
Total nonperforming assets	641	579	667
Loans 90 days past due and still accruing	50	43	94
Gross charge-offs	100	93	69
Recoveries	4	11	9
Net charge-offs	96	82	60
Allowance for loan losses as a percentage of total loans	1.88%	1.87%	1.60%
Net loans charged off as a percentage of average total loans	0.88	0.76	0.58
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.51	1.37	1.64
Allowance for loan losses as a percentage of total nonperforming assets	125	136	98
ADDITIONAL DATA
Goodwill	$247	$247	$333
Core deposit intangible	2	2	4
Other intangibles	1	1	1
Loan servicing rights	12	11	8
Deferred mutual fund distribution costs	17	19	31
Amortization of intangibles	—	1	1

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	March 31,	December 31,	March 31,
(in millions, except share data)	2003	2002	2002

ASSETS
Cash and due from banks	$2,264	$1,902	$1,806
Short-term investments	4,183	2,446	953
Investment securities available for sale	4,291	3,053	4,506
Commercial loans	25,213	25,242	24,389
Real estate construction loans	3,609	3,457	3,266
Commercial mortgage loans	7,406	7,194	6,626
Residential mortgage loans	826	789	763
Consumer loans	1,532	1,538	1,485
Lease financing	1,273	1,296	1,191
International loans	2,710	2,765	3,016

Total loans	42,569	42,281	40,736
Less allowance for loan losses	(801)	(791)	(652)

Net loans	41,768	41,490	40,084
Premises and equipment	369	371	353
Customers’ liability on acceptances outstanding	28	33	23
Accrued income and other assets	2,902	4,006	2,500

TOTAL ASSETS	$55,805	$53,301	$50,225

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$17,333	$16,335	$12,585
Interest-bearing deposits	27,040	25,440	24,876

Total deposits	44,373	41,775	37,461
Short-term borrowings	545	540	786
Acceptances outstanding	28	33	23
Accrued expenses and other liabilities	788	790	905
Medium- and long-term debt	5,068	5,216	6,261

Total liabilities	50,802	48,354	45,436
Common stock — $5 par value:
Authorized - 325,000,000 shares
Issued - 178,735,252 shares at 3/31/03 and 12/31/02 and 178,749,198 shares at 3/31/02	894	894	894
Capital surplus	365	363	345
Accumulated other comprehensive income	192	237	142
Retained earnings	3,761	3,684	3,563
Less cost of common stock in treasury - 3,576,115 shares at 3/31/03, 3,960,149 shares at 12/31/02 and 2,759,361 shares at 3/31/02	(209)	(231)	(155)

Total shareholders’ equity	5,003	4,947	4,789

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$55,805	$53,301	$50,225

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Three Months Ended
	March 31,

(in millions, except per share data)	2003	2002

INTEREST INCOME
Interest and fees on loans	$593	$645
Interest on investment securities	47	61
Interest on short-term investments	6	6

Total interest income	646	712
INTEREST EXPENSE
Interest on deposits	104	122
Interest on short-term borrowings	3	11
Interest on medium- and long-term debt	28	39

Total interest expense	135	172

Net interest income	511	540
Provision for loan losses	106	75

Net interest income after provision for loan losses	405	465
NONINTEREST INCOME
Service charges on deposit accounts	61	56
Fiduciary income	41	44
Commercial lending fees	15	13
Letter of credit fees	16	14
Foreign exchange income	10	9
Brokerage fees	8	10
Investment advisory revenue, net	7	10
Bank-owned life insurance	9	11
Equity in earnings of unconsolidated subsidiaries	2	3
Warrant income	—	2
Securities gains/(losses)	13	(1)
Other noninterest income	38	37

Total noninterest income	220	208
NONINTEREST EXPENSES
Salaries and employee benefits	222	208
Net occupancy expense	32	30
Equipment expense	16	16
Outside processing fee expense	17	15
Customer services	7	11
Other noninterest expenses	73	67

Total noninterest expenses	367	347

Income before income taxes	258	326
Provision for income taxes	82	112

NET INCOME	$176	$214

Net income applicable to common stock	$176	$214

Basic net income per common share	$1.01	$1.22
Diluted net income per common share	1.00	1.20
Cash dividends declared on common stock	87	84
Dividends per common share	0.50	0.48

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	First	Fourth	Third
	Quarter	Quarter	Quarter
(in millions, except per share data)	2003	2002	2002

INTEREST INCOME
Interest and fees on loans	$593	$620	$625
Interest on investment securities	47	58	63
Interest on short-term investments	6	8	6

Total interest income	646	686	694
INTEREST EXPENSE
Interest on deposits	104	116	119
Interest on short-term borrowings	3	4	11
Interest on medium- and long-term debt	28	33	36

Total interest expense	135	153	166

Net interest income	511	533	528
Provision for loan losses	106	115	275

Net interest income after provision for loan losses	405	418	253
NONINTEREST INCOME
Service charges on deposit accounts	61	58	56
Fiduciary income	41	41	42
Commercial lending fees	15	19	16
Letter of credit fees	16	15	16
Foreign exchange income	10	8	11
Brokerage fees	8	9	9
Investment advisory revenue, net	7	6	2
Bank-owned life insurance	9	9	15
Equity in earnings of unconsolidated subsidiaries	2	1	3
Warrant income	—	—	1
Securities gains/(losses)	13	57	(6)
Net gain on sales of businesses	—	—	12
Other noninterest income	38	31	39

Total noninterest income	220	254	216
NONINTEREST EXPENSES
Salaries and employee benefits	222	214	214
Net occupancy expense	32	30	31
Equipment expense	16	14	15
Outside processing fee expense	17	18	16
Customer services	7	7	4
Goodwill impairment	—	—	86
Other noninterest expenses	73	90	77

Total noninterest expenses	367	373	443

Income before income taxes	258	299	26
Provision for income taxes	82	93	2

NET INCOME	$176	$206	$24

Net income applicable to common stock	$176	$206	$24

Basic net income per common share	$1.01	$1.18	$0.14
Diluted net income per common share	1.00	1.18	0.14
Cash dividends declared on common stock	87	83	84
Dividends per common share	0.50	0.48	0.48

N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME (continued)
Comerica Incorporated and Subsidiaries

	Second	First
	Quarter	Quarter
(in millions, except per share data)	2002	2002

INTEREST INCOME
Interest and fees on loans	$634	$645
Interest on investment securities	64	61
Interest on short-term investments	7	6

Total interest income	705	712
INTEREST EXPENSE
Interest on deposits	122	122
Interest on short-term borrowings	11	11
Interest on medium- and long-term debt	41	39

Total interest expense	174	172

Net interest income	531	540
Provision for loan losses	170	75

Net interest income after provision for loan losses	361	465
NONINTEREST INCOME
Service charges on deposit accounts	57	56
Fiduciary income	44	44
Commercial lending fees	21	13
Letter of credit fees	15	14
Foreign exchange income	12	9
Brokerage fees	10	10
Investment advisory revenue, net	9	10
Bank-owned life insurance	18	11
Equity in earnings of unconsolidated subsidiaries	1	3
Warrant income	2	2
Securities gains/(losses)	(9)	(1)
Net gain on sales of businesses	—	—
Other noninterest income	42	37

Total noninterest income	222	208
NONINTEREST EXPENSES
Salaries and employee benefits	208	208
Net occupancy expense	31	30
Equipment expense	17	16
Outside processing fee expense	16	15
Customer services	4	11
Goodwill impairment	—	—
Other noninterest expenses	76	67

Total noninterest expenses	352	347

Income before income taxes	231	326
Provision for income taxes	74	112

NET INCOME	$157	$214

Net income applicable to common stock	$157	$214

Basic net income per common share	$0.89	$1.22
Diluted net income per common share	0.88	1.20
Cash dividends declared on common stock	84	84
Dividends per common share	0.48	0.48

N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME (continued)
Comerica Incorporated and Subsidiaries

	First Quarter 2003 Compared To:

	Fourth Quarter 2002		First Quarter 2002

(in millions, except per share data)	Amount	Percent	Amount	Percent

INTEREST INCOME
Interest and fees on loans	$(27)	(4.3)%	$(52)	(8.1)%
Interest on investment securities	(11)	(20.3)	(14)	(23.5)
Interest on short-term investments	(2)	(17.9)	—	0.9

Total interest income	(40)	(5.8)	(66)	(9.3)
INTEREST EXPENSE
Interest on deposits	(12)	(10.6)	(18)	(15.2)
Interest on short-term borrowings	(1)	(18.6)	(8)	(72.2)
Interest on medium- and long-term debt	(5)	(13.8)	(11)	(27.8)

Total interest expense	(18)	(11.5)	(37)	(21.8)

Net interest income	(22)	(4.2)	(29)	(5.3)
Provision for loan losses	(9)	(7.8)	31	41.3

Net interest income after provision for loan losses	(13)	(3.2)	(60)	(12.8)
NONINTEREST INCOME
Service charges on deposit accounts	3	2.8	5	8.1
Fiduciary income	—	1.9	(3)	(6.1)
Commercial lending fees	(4)	(19.7)	2	19.4
Letter of credit fees	1	2.6	2	10.7
Foreign exchange income	2	25.8	1	19.2
Brokerage fees	(1)	(13.8)	(2)	(27.9)
Investment advisory revenue, net	1	0.3	(3)	(34.6)
Bank-owned life insurance	—	(8.4)	(2)	(16.7)
Equity in earnings of unconsolidated subsidiaries	1	179.7	(1)	(27.6)
Warrant income	—	(100.6)	(2)	(100.1)
Securities gains/(losses)	(44)	(76.5)	14	N/M
Net gain on sales of businesses	—	—	—	—
Other noninterest income	7	30.0	1	3.1

Total noninterest income	(34)	(13.5)	12	5.8
NONINTEREST EXPENSES
Salaries and employee benefits	8	4.1	14	7.3
Net occupancy expense	2	3.7	2	4.8
Equipment expense	2	6.1	—	(3.0)
Outside processing fee expense	(1)	(3.9)	2	15.4
Customer services	—	3.5	(4)	(34.9)
Goodwill impairment	—	—	—	—
Other noninterest expenses	(17)	(18.6)	6	9.0

Total noninterest expenses	(6)	(1.7)	20	5.9

Income before income taxes	(41)	(13.8)	(68)	(20.9)
Provision for income taxes	(11)	(11.2)	(30)	(26.3)

NET INCOME	$(30)	(15.0)%	$(38)	(18.0)%

Net income applicable to common stock	$(30)	(15.0)%	$(38)	(18.0)%

Basic net income per common share	$(0.17)	(14.4)%	$(0.21)	(17.2)%
Diluted net income per common share	(0.18)	(15.3)	(0.20)	(16.7)
Cash dividends declared on common stock	4	4.4	3	3.6
Dividends per common share	0.02	4.2	0.02	4.2

N/M-Not meaningful

QUARTERLY SELECTED ASSET QUALITY DATA
Comerica Incorporated and Subsidiaries

	First	Fourth
	Quarter	Quarter
(in millions)	2003	2002

ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$791	$758
Loans charged off:
Commercial	72	66
Real estate construction:
Real estate construction business line	—	—
Other	1	1

Total real estate construction	1	1
Commercial mortgage:
Commercial real estate business line	—	6
Other	5	3

Total commercial mortgage	5	9
Consumer	2	3
Lease financing	—	—
International	20	14

Total loans charged off	100	93
Recoveries on loans previously charged off:
Commercial	2	9
Real estate construction	—	—
Commercial mortgage	—	1
Consumer	1	—
Lease financing	—	1
International	1	—

Total recoveries	4	11

Net loans charged off	96	82
Provision for loan losses	106	115

Balance at end of period	$801	$791

Allowance for loan losses as a percentage of total loans	1.88%	1.87%
Net loans charged off as a percentage of average total loans	0.88	0.76
ALLOWANCE FOR CREDIT LOSSES ON LENDING-RELATED COMMITMENTS *	$34	$35
NONPERFORMING ASSETS
Nonaccrual loans:
Commercial	$400	$372
Real estate construction:
Real estate construction business line	38	17
Other	1	2

Total real estate construction	39	19
Commercial mortgage:
Commercial real estate business line	8	8
Other	49	45

Total commercial mortgage	57	53
Residential mortgage	—	—
Consumer	2	2
Lease financing	35	5
International	91	114
Nonaccrual loans held for sale	—	—

Total nonaccrual loans	624	565
Reduced-rate loans	—	—

Total nonperforming loans	624	565
Other real estate	13	10
Nonaccrual debt securities	4	4

Total nonperforming assets	$641	$579

Nonperforming loans as a percentage of total loans	1.47%	1.34%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.51	1.37
Allowance for loan losses as a percentage of total nonperforming assets	125	136
Loans past due 90 days or more and still accruing	$50	$43

*	Included in “Accrued expenses and other liabilities” on the balance sheets.

QUARTERLY SELECTED ASSET QUALITY DATA (continued)
Comerica Incorporated and Subsidiaries

	Third	Second	First
	Quarter	Quarter	Quarter
(in millions)	2002	2002	2002

ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$741	$652	$637
Loans charged off:
Commercial	235	61	63
Real estate construction:
Real estate construction business line	—	—	—
Other	—	—	—

Total real estate construction	—	—	—
Commercial mortgage:
Commercial real estate business line	—	—	—
Other	1	—	—

Total commercial mortgage	1	—	—
Consumer	2	2	2
Lease financing	1	7	1
International	29	17	3

Total loans charged off	268	87	69
Recoveries on loans previously charged off:
Commercial	6	5	7
Real estate construction	—	—	—
Commercial mortgage	1	—	—
Consumer	1	1	1
Lease financing	2	—	—
International	—	—	1

Total recoveries	10	6	9

Net loans charged off	258	81	60
Provision for loan losses	275	170	75

Balance at end of period	$758	$741	$652

Allowance for loan losses as a percentage of total loans	1.82%	1.80%	1.60%
Net loans charged off as a percentage of average total loans	2.44	0.78	0.58
ALLOWANCE FOR CREDIT LOSSES ON LENDING-RELATED COMMITMENTS *	$31	$21	$18
NONPERFORMING ASSETS
Nonaccrual loans:
Commercial	$365	$467	$497
Real estate construction:
Real estate construction business line	16	16	8
Other	1	2	1

Total real estate construction	17	18	9
Commercial mortgage:
Commercial real estate business line	—	1	1
Other	15	13	17

Total commercial mortgage	15	14	18
Residential mortgage	1	—	1
Consumer	4	3	5
Lease financing	1	3	6
International	101	118	120
Nonaccrual loans held for sale	—	—	—

Total nonaccrual loans	620	623	656
Reduced-rate loans	—	—	—

Total nonperforming loans	620	623	656
Other real estate	12	11	11
Nonaccrual debt securities	8	4	—

Total nonperforming assets	$640	$638	$667

Nonperforming loans as a percentage of total loans	1.49%	1.52%	1.61%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.54	1.55	1.64
Allowance for loan losses as a percentage of total nonperforming assets	118	116	98
Loans past due 90 days or more and still accruing	$51	$66	$94

*	Included in “Accrued expenses and other liabilities” on the balance sheets.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Three Months Ended

	March 31, 2003			December 31, 2002

	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$26,313	$273	4.20%	$25,805	$294	4.52%
Real estate construction loans	3,558	45	5.14	3,400	47	5.49
Commercial mortgage loans	7,254	101	5.65	7,126	105	5.84
Residential mortgage loans	809	14	6.84	773	13	6.96
Consumer loans	1,534	22	5.90	1,531	24	6.26
Lease financing	1,290	17	5.12	1,275	17	5.18
International loans	2,760	30	4.41	2,839	32	4.44
Business loan swap income	—	92	—	—	89	—

Total loans	43,518	594	5.53	42,749	621	5.76
Investment securities available for sale (1)	3,972	47	4.74	4,425	58	5.37
Short-term investments	788	6	3.31	1,039	8	3.00

Total earning assets	48,278	647	5.43	48,213	687	5.67
Cash and due from banks	1,799			1,977
Allowance for loan losses	(826)			(811)
Accrued income and other assets	3,395			3,151

Total Assets	$52,646			$52,530

Money market and NOW deposits	$16,452	55	1.35	$15,178	58	1.51
Savings deposits	1,549	2	0.61	1,556	3	0.88
Certificates of deposit	8,862	41	1.87	9,167	49	2.11
Foreign office time deposits	687	6	3.40	716	6	3.31

Total interest-bearing deposits	27,550	104	1.53	26,617	116	1.73
Short-term borrowings	976	3	1.33	1,020	4	1.53
Medium- and long-term debt	5,078	28	2.23	5,275	33	2.45

Total interest-bearing sources	33,604	135	1.63	32,912	153	1.84
Noninterest-bearing deposits	13,288			14,004
Accrued expenses and other liabilities	783			714
Common shareholders’ equity	4,971			4,900

Total Liabilities and Shareholders’ Equity	$52,646			$52,530

Net interest income/Rate spread (FTE)		$512	3.80		$534	3.83

FTE adjustment		$1			$1

Impact of net noninterest-bearing sources of funds			0.50			0.58

Net interest margin (as a percentage of average earning assets)(FTE)			4.30%			4.41%

(1)	The average rate for investment securities available for sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE) (continued)
Comerica Incorporated and Subsidiaries

	Three Months Ended

	March 31, 2002

	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate

Commercial loans	$25,086	$304	4.91%
Real estate construction loans	3,279	47	5.87
Commercial mortgage loans	6,371	100	6.35
Residential mortgage loans	761	14	7.31
Consumer loans	1,483	25	6.87
Lease financing	1,208	17	5.46
International loans	3,053	38	5.06
Business loan swap income	—	101	—

Total loans	41,241	646	6.35
Investment securities available for sale (1)	4,199	61	5.88
Short-term investments	461	6	5.62

Total earning assets	45,901	713	6.30
Cash and due from banks	1,803
Allowance for loan losses	(678)
Accrued income and other assets	2,849

Total Assets	$49,875

Money market and NOW deposits	$10,986	38	1.40
Savings deposits	1,774	5	1.19
Certificates of deposit	11,654	73	2.54
Foreign office time deposits	735	6	3.43

Total interest-bearing deposits	25,149	122	1.97
Short-term borrowings	2,511	11	1.86
Medium- and long-term debt	5,723	39	2.74

Total interest-bearing sources	33,383	172	2.10
Noninterest-bearing deposits	10,824
Accrued expenses and other liabilities	865
Common shareholders’ equity	4,803

Total Liabilities and Shareholders’ Equity	$49,875

Net interest income/Rate spread (FTE)		$541	4.20

FTE adjustment		$1

Impact of net noninterest-bearing sources of funds			0.57

Net interest margin (as a percentage of average earning assets)(FTE)			4.77%

(1)	The average rate for investment securities available for sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

	March 31,	December 31,	September 30,
(in millions, except per share data)	2003	2002	2002

Commercial loans:
Floor plan	$2,715	$2,631	$2,016
Other	22,498	22,611	22,642

Total commercial	25,213	25,242	24,658
Real estate construction loans	3,609	3,457	3,446
Commercial mortgage loans	7,406	7,194	7,034
Residential mortgage loans	826	789	747
Consumer loans:
Home equity	1,121	1,128	1,122
Other consumer	411	410	419

Total consumer	1,532	1,538	1,541
Lease financing	1,273	1,296	1,288
International loans	2,710	2,765	2,875

Total loans	$42,569	$42,281	$41,589

Goodwill	$247	$247	$247
Core deposit intangible	2	2	3
Other intangible assets	1	1	1
Loan servicing rights	12	11	10
Deferred mutual fund distribution costs	17	19	20
Amortization of intangibles (quarterly)	—	1	1
Tier 1 common capital ratio*	7.44%	7.39%	7.32%
Tier 1 risk-based capital ratio*	8.09	8.05	7.99
Total risk-based capital ratio*	11.70	11.72	11.71
Leverage ratio*	9.47	9.29	9.25
Book value per share	$28.56	$28.31	$27.52
Market value per share for the quarter:
High	$46.74	$50.30	$63.80
Low	37.10	35.20	47.00
Close	37.88	43.24	48.22
Quarterly ratios:
Return on average common shareholders’ equity	14.13%	16.86%	1.93%
Return on average assets	1.33	1.57	0.19
Efficiency ratio	51.10	51.02	59.05
Number of commercial banking offices	352	352	351
Number of employees-full time equivalent	11,477	11,358	11,356

*	March 31, 2003 ratios are estimated

CONSOLIDATED STATISTICAL DATA (continued)
Comerica Incorporated and Subsidiaries

	June 30,	March 31,
(in millions, except per share data)	2002	2002

Commercial loans:
Floor plan	$2,328	$2,025
Other	22,053	22,364

Total commercial	24,381	24,389
Real estate construction loans	3,397	3,266
Commercial mortgage loans	6,821	6,626
Residential mortgage loans	742	763
Consumer loans:
Home equity	1,079	1,038
Other consumer	420	447

Total consumer	1,499	1,485
Lease financing	1,239	1,191
International loans	3,073	3,016

Total loans	$41,152	$40,736

Goodwill	$333	$333
Core deposit intangible	4	4
Other intangible assets	1	1
Loan servicing rights	9	8
Deferred mutual fund distribution costs	28	31
Amortization of intangibles (quarterly)	1	1
Tier 1 common capital ratio*	7.46%	7.53%
Tier 1 risk-based capital ratio*	8.14	8.22
Total risk-based capital ratio*	11.93	12.04
Leverage ratio*	9.40	9.55
Book value per share	$27.96	$27.21
Market value per share for the quarter:
High	$66.09	$64.85
Low	59.70	52.75
Close	61.40	62.57
Quarterly ratios:
Return on average common shareholders’ equity	12.83%	17.84%
Return on average assets	1.24	1.72
Efficiency ratio	46.09	46.28
Number of commercial banking offices	346	344
Number of employees-full time equivalent	11,473	11,411

*	March 31, 2003 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated

	March 31,	December 31,	March 31,
(in millions, except share data)	2003	2002	2002

ASSETS
Cash and due from banks	$17	$17	$1
Short-term investments with subsidiary bank	60	28	85
Investment in subsidiaries, principally banks	5,502	5,421	5,384
Premises and equipment	3	3	3
Other assets	284	357	234

TOTAL ASSETS	$5,866	$5,826	$5,707

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commercial paper	$100	$130	$165
Long-term debt	176	176	162
Subordinated debt issued to and advances from subsidiaries	353	352	351
Other liabilities	234	221	240

Total liabilities	863	879	918
Common stock — $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 3/31/03 and 12/31/02 and 178,749,198 shares at 3/31/02	894	894	894
Capital surplus	365	363	345
Accumulated other comprehensive income	192	237	142
Retained earnings	3,761	3,684	3,563
Less cost of common stock in treasury - 3,576,115 shares at 3/31/03, 3,960,149 shares at 12/31/02 and 2,759,361 shares at 3/31/02	(209)	(231)	(155)

Total shareholders’ equity	5,003	4,947	4,789

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,866	$5,826	$5,707

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Comerica Incorporated and Subsidiaries

			Accumulated
			Other
	Common	Capital	Comprehensive
(in millions, except share data)	Stock	Surplus	Income

BALANCE AT JANUARY 1, 2002	$894	$331	$225
Net income	—	—	—
Other comprehensive income, net of tax	—	—	(83)
Total comprehensive income	—	—	—
Cash dividends declared on common stock	—	—	—
Purchase of 1,643,700 shares of common stock	—	—	—
Net issuance of common stock under employee stock plans	—	13	—
Recognition of stock based compensation expense	—	1	—

BALANCE AT MARCH 31, 2002	$894	$345	$142

BALANCE AT JANUARY 1, 2003	$894	$363	$237
Net income	—	—	—
Other comprehensive income, net of tax	—	—	(45)
Total comprehensive income	—	—	—
Cash dividends declared on common stock	—	—	—
Net issuance of common stock under employee stock plans	—	(5)	—
Recognition of stock-based compensation expense	—	7	—

BALANCE AT MARCH 31, 2003	$894	$365	$192

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (continued)
Comerica Incorporated and Subsidiaries

			Total
	Retained	Treasury	Shareholders’
(in millions, except share data)	Earnings	Stock	Equity

BALANCE AT JANUARY 1, 2002	$3,448	$(91)	$4,807
Net income	214	—	214
Other comprehensive income, net of tax	—	—	(83)

Total comprehensive income	—	—	131
Cash dividends declared on common stock	(84)	—	(84)
Purchase of 1,643,700 shares of common stock	—	(95)	(95)
Net issuance of common stock under employee stock plans	(15)	31	29
Recognition of stock-based compensation expense	—	—	1

BALANCE AT MARCH 31, 2002	$3,563	$(155)	$4,789

BALANCE AT JANUARY 1, 2003	$3,684	$(231)	$4,947
Net income	176	—	176
Other comprehensive income, net of tax	—	—	(45)

Total comprehensive income	—	—	131
Cash dividends declared on common stock	(87)	—	(87)
Net issuance of common stock under employee stock plans	(12)	22	5
Recognition of stock-based compensation expense	—	—	7

BALANCE AT MARCH 31, 2003	$3,761	$(209)	$5,003